April 25, 2011 1 United Stationers Inc. Earnings Presentation First Quarter 2011 TO BE FILED IN CONJUNCTION WITH PRESS RELEASE Exhibit 99.2

April 25, 2011 2
Forward Looking Statements and
Non-GAAP Measures
This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here.  These risks and uncertainties include, but are not limited to, the following:
Prevailing economic conditions and changes affecting the business products industry and the general economy; United’s ability to effectively manage its operations and to implement growth, cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the business, credit and other risks inherent in continuing or increased customer concentration; United’s reliance on key suppliers and the supplier allowances and promotional incentives they offer; United’s reliance on independent resellers for a significant percentage of its net sales and therefore the importance of the continued independence, viability and success of these resellers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of variability in customer and end-user demand patterns on United’s product sales mix and, in turn, on profit margins; the impact of a loss of, or substantial decrease in, the availability of products or service from key suppliers at competitive prices; the availability of financing sources to meet United’s business needs; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s ability to maintain its existing information technology and e-commerce systems and to successfully procure and implement new systems without business disruption or other unanticipated difficulties or costs; United’s ability to effectively identify, consummate and integrate acquisitions; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions.
Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings.  The forward-looking information in this presentation is made as of this date only, and the Company does not undertake to update any forward-
looking statement. Investors are advised to consult any further disclosure by United regarding the matters discussed in this release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.
* This is non-GAAP information. A reconciliation of these items to the most comparable GAAP measures is presented on the company’s
Website (www.unitedstationers.com) under the Investor Information section. Except as noted, all references to financial results within this presentation are presented in accordance with U.S. Generally Accepted Accounting Principles.

April 25, 2011 3
Q1 2011 Headlines
Sales increased 5.5% workday adjusted from Q1 2010 to $1.24 billion.
Adjusted earnings per diluted share were $0.47*, up 27% from Q1 2010
EPS of $0.37.  Q1 2011 adjusted EPS excludes the impact of a $1.6 million non-deductible impairment charge related to an equity investment.
Gross Margin rate of 14.7% was up from 14.5% last year.
Operating expenses in Q1 2011 were $140.8 million*, up from $131.1 million in the prior-year quarter, and were 11.4%* of sales even with the prior-year quarter.
Operating income was 3.4%*, up from 3.1% in Q1 2010.
Net income increased 21% to $22.1 million* from $18.2 million in Q1 2010.
Net cash provided by operating activities was $41.0 million in Q1 2011.
Debt was even with the prior-year end and prior-year quarter end.
The Company repurchased 373 thousand shares (on a pre-split basis) for
$24.6 million in the quarter.

April 25, 2011 4
First Quarter 2011 P&L
% to sales change
$ Millions (except EPS) $ % to Sales $ % to Sales $ change % change Fav (Unfav)
post-split shares YTD Q1 2011 YTD Q1 2011 YTD Q1 2010 YTD Q1 2010 Fav (Unfav) Fav (Unfav) basis points
Net Sales 1,237.5 $       1,154.3 $       83.2 $        7.2%
Workday Adjusted Sales Growth 5.5%
Gross Margin 182.4            14.74% 166.9            14.46% 15.5           9.3% 28
Operating Expense 142.4            11.50% 131.1            11.35% (11.3)          (8.6%) (15)
Operating Income 40.0              3.24% 35.8              3.11% 4.2             11.7% 13
Interest & Other 6.8                 0.55% 6.3                 0.55% (0.5)            (7.9%) -
Taxes 12.8              1.04% 11.3              0.98% (1.5)            (13.3%) (6)
Net Income 20.4 $           1.64% 18.2 $           1.58% 2.2 $          12.1% 6
Diluted Shares (000s) 46,656          49,640
Diluted EPS 0.44 $           0.37 $           0.07 $        18.9%
Effective Tax Rate 38.6% 38.4%
Adjusted to exclude non-operating items*
Adjusted Operating Income 41.6 $           3.37% 35.8 $           3.11% 5.8 $          16.2% 26
Adjusted Net Income 22.1              1.79% 18.2              1.58% 3.9             21.4% 21
Adjusted Diluted EPS 0.47 $           0.37 $           0.10 $        27.0%

April 25, 2011 5
Sales by Product Category – Q1 2011
Technology
35%
Office Products
28%
Janitorial/
Breakroom
24%
Furniture
7%
Industrial
6%
Q1 2011
• Technology sales gains due to growth strategies in hardware and supplies, and some timing shifts.
• Office Products sales growth was driven by cut sheet paper and reflects gains from our strategic growth initiatives and strong supplier and buying group alliances that have led to new business.
• Janitorial/Breakroom growth reflects market trends and execution of growth initiatives that helped offset the shift of some national account business in certain product lines that went direct to manufacturers in 2010.
• Furniture sales have benefited from end-user demand for value products and with furniture-focused dealers, offset by continued sluggish market conditions.
• Industrial sales grew significantly reflecting a positive economic environment, growth from strategic investments, and execution of sales initiatives fueled by the continued addition of sales resources.
Sales Sales Sales Sales Sales
growth (decline) growth (decline) growth (decline) growth (decline) growth (decline)
Q1 2011 Q4 2010 Q3 2010 Q2 2010 Q1 2010
Category vs Q1 2010 vs Q4 2009 vs Q3 2009 vs Q2 2009 vs Q1 2009
Technology 3.6% (2.8%) (1.4%) 8.6% 3.0%
Office Products 3.4% 0.4% 6.7% 5.6% 2.7%
Janitorial/
Breakroom 7.5% (1.7%) (4.4%) (2.1%) 5.0%
Furniture (0.9%) 0.9% (0.1%) (2.1%) (10.0%)
Industrial 26.1% 25.1% 29.6% 27.7% 8.5%
6.7%

April 25, 2011 6
Sales by Channel – Q1 2011
Sales growth Sales growth Sales growth Sales growth Sales growth
(decline) (decline) (decline) (decline) (decline)
Q1 2011 Q4 2010 Q3 2010 Q2 2010 Q1 2010
Channel vs Q1 2010 vs Q4 2009 vs Q3 2009 vs Q2 2009 vs Q1 2009
Independent
& Other 6.2% 1.2% 3.7% 8.2% 3.4%
Nationals 1.8% (4.3%) (7.6%) (8.9%) 0.8%
Independent
& Other
84%
Nationals
16%
Q1 2011
• Independent/Other channel sales growth was led by strong results in Industrial and Jan/San
Channels and with New Channel customers.
• National accounts sales growth was driven by technology supplies and cut-sheet paper.

April 25, 2011 7
Gross Margin
• Increased margins in Q1 2011 versus Q1 2010 were due to higher supplier allowances as a result of program enhancements and increased product cost inflation partially offset by an unfavorable margin mix.
• Margins in Q1 2011 also benefited from WOW savings which helped to offset increasing fuel costs.
dollars in millions
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11
Dollars $166.9 $179.2 $194.8 $189.5 $182.4
Rate
14.5% 14.7% 15.3% 16.0% 14.7%
10.0%
12.5%
15.0%
17.5%
20.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
$175.0
$200.0

April 25, 2011 8
Operating Expense*
• Operating expense dollars increased about 7%* in Q1 2011 versus the prior-year quarter mainly due to sales growth and investment in strategic growth initiatives.
• As a percent to sales, operating expenses were flat with the prior year as WOW savings helped to offset the costs of investing in growth initiatives.
• Q1 2011 also included an additional $1.6 million or 13 basis points related to a change in the
Company’s vacation policy.  For 2011, this change will cause timing differences between quarters, however, the expected impact to the full-year results will be immaterial.
dollars in millions
Q1 10 Q2 10 * Q3 10 * Q4 10 * Q1 11 *
Dollars
$131.1 $131.7 $132.6 $136.9 $140.8
Rate
11.4% 10.8% 10.4% 11.5% 11.4%
7.5%
10.0%
12.5%
15.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0

April 25, 2011 9
Operating Income*
dollars in millions
Q1 10 Q2 10 * Q3 10 * Q4 10 * Q1 11*
Dollars
$35.8 $47.5 $62.2 $52.6 $41.6
Rate
3.1% 3.9% 4.9% 4.4% 3.4%
2.0%
3.0%
4.0%
5.0%
6.0%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0

April 25, 2011 10
Earnings per Share*
shares in millions (post-split shares)
Q1 10 Q2 10 * Q3 10 * Q4 10 * Q1 11*
EPS
$0.37 $0.51 $0.72 $0.58 $0.47
Diluted Shares
49.640 49.272 47.548 47.456 46.656
0.000
1.000
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80

April 25, 2011 11
Working Capital Summary
• Trade A/R DSO improved compared to Q1 2010 as the credit environment continues to improve.
• Inventories were up 4% versus Q1 2010 but are down 7% versus Q4 2010 as inventories were being built to support the accelerating momentum of growth strategies heading into 2011 and for investment buys.
• Payables leverage ratios were in line with typical levels but down slightly from unusually high levels in Q1 2010.
$ Millions 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011
Accounts Receivable, adjusted 606.2 $      642.6 $         655.1 $         628.1 $         648.1 $
Inventories (LIFO) 610.1         639.2            617.4            684.1            636.2
Accounts Payable 433.8         443.9            424.9            421.6            422.4
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11
Net Trade A/R DSO 43              42                  41                  41                  42
Inventory Turns 6.6             6.7                 6.8                 6.1                 6.4
A/P as % Inventory (LIFO) 71% 69% 69% 62% 66%
A/P as % Inventory (FIFO) 63% 61% 61% 55% 58%

April 25, 2011 12
Cash Flows
• Cash flow results reflect strong working capital management, led by a reduction in inventory in Q1
2011.
QTD QTD QTD QTD 2010 QTD
$ Millions Q1 10 Q2 10 Q3 10 Q4 10 Total Year Q1 11
Net Income 18.2 $        27.0 $        36.5 $        31.1 $        112.8 $         20.4 $
Depreciation & Amortization 9.4             9.4             9.4             9.4             37.6             9.0
Share-based compensation 3.3             3.5             3.7             3.6             14.1             3.7
Writedown on impaired assets -             -             -             -             -               1.6
Change in Accounts Receivable 35.9           (36.7)          (12.3)          27.0           13.9             (19.8)
Change in Inventory (18.1)          (29.4)          21.9           (66.5)          (92.1)            48.2
Change in Accounts Payable 42.5           9.9             (18.9)          (3.3)            30.2             1.0
Change in Other Working Capital (4.1)            1.0             12.8           (6.6)            3.1               (18.7)
Change in Working Capital 56.2           (55.2)          3.5             (49.4)          (44.9)            10.7
Other (4.2)            (12.9)          6.6             5.7             (4.8)              (4.4)
Adjusted cash provided by (used in)
operating activities 82.9           (28.2)          59.7           0.4             114.8            41.0
Capital Expenditures (5.7)            (5.0)            (7.3)            (9.3)            (27.3)            (9.8)
Proceeds from disposition of fixed assets -             -             0.1             -             0.1               -
Net cash used for capital expenditures * (5.7)            (5.0)            (7.2)            (9.3)            (27.2)            (9.8)
Free Cash Flow * 77.2 $        (33.2) $       52.5 $        (8.9) $         87.6 $           31.2 $

April 25, 2011 13
Debt and Capitalization
• Operating cash flow generated continues to be used for investments in growth initiatives, share repurchases and acquisitions.  The Company’s strong financial position and continuing positive cash flow enabled it to initiate quarterly dividends.
• Total debt was even with Q1 2010 and Q4 2010 as strong cash flow allowed debt to be maintained at consistent and conservative levels.
• Share repurchases totaled 373 thousand shares (on a pre-split basis), or $24.6 million, in the quarter.
$ Millions 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011
Debt 441.8 $      453.4 $      441.8 $      441.8 $      441.8
Equity 730.5         710.6         733.1         759.6         769.7
Total capitalization 1,172.3 $    1,164.0 $    1,174.9 $    1,201.4 $    1,211.5
Debt-to-total capitalization 37.7% 39.0% 37.6% 36.8% 36.5%